                                                                   EXHIBIT 99.20

                         SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (the "Purchase Agreement") made and entered into as of September 24, 2003, by and between THE SCO GROUP, INC., a Delaware corporation ("SCO"), and JOHN R. WALL ("Wall").

1.   ACQUISITION OF SECURITIES; ASSIGNMENT OF RIGHTS AND ASSUMPTION OF
OBLIGATIONS.

     (a) Sale and Purchase. SCO hereby sells, assigns and transfers to Wall, and Wall hereby purchases from SCO:

         (i) 3,312,737 shares of Series C Convertible Preferred Stock (the "Vista Preferred Shares") of Community IQ.com, Inc. d/b/a Vista.com ("Vista");

         (ii) a promissory note issued August 15, 2002 by Vista to SCO in the original principal amount of $1,000.000 with a amount owing of $1,088,767.12 (including interest through September 24, 2003); a promissory note issued January 16, 2003 by Vista to SCO in the original principal amount of $100,000 with an amount owing of $100,000 with an amount owing of $105,501.37 (including interest through September 24, 2003; and a promissory note issued April 2, 2003 by Vista to SCO in the original principal amount of $100,000 with an amount of $103,835.62 (including interest through September 24, 2003) (collectively, the "Vista Notes"); and

         (iii) a promissory note issued June 3, 2003 by Next eStage, Inc. ("Next eStage") to SCO in the original principal amount of $250,000 with an amount owing of $256,191.78 (including interest through September 24, 2003); and a promissory note issued June 27, 2003 by Vista to SCO in the original principal amount of $250,000 with an amount owing of $254,876.71 (including interest through September 24, 2003) (collectively, the "Next eStage Notes"); and

     The vista Preferred Shares, Vista Notes, Next eStage Notes, Next eStage Warrant are collectively referred to herein as the "Securities." In connection with the transfer of the Securities as provided herein, SCO shall deliver to Wall (i) the original stock certificate number [___] issued by Vista in the name of SCO representing the Vista Preferred Shares; (ii) the Stock Power Separate from Certificate attached hereto as Exhibit A with respect to the Vista Preferred Shares; (iii) the original Vista Notes; and (iv) the original Next eStage Notes.

     (b) Consideration. Wall agrees to transfer to SCO 100,000 shares of common stock of SCO ("SCO Shares") in consideration for the Securities. In connection with the transfer of SCO Shares as provided herein, Wall shall deliver to SCO
(i) original stock certificate number 1396 issued to Wall by SCO representing the SCO Shares and (ii) the Stock Power Separate from Certificate attached hereto as Exhibit B.

     (c) Assignment of Rights and Assumption of Obligations. To the extent SCO has received the necessary consents, SCO hereby assigns to Wall all rights held by SCO under the following documents: Note Purchase Agreement dated August 15, 2002 between SCO and Wall; Stock Purchase Agreement dated December 13, 2002 among SCO, Vista and Wall; Shareholder Agreement dated December 13, 2002 among SCO, Vista and certain Vista shareholders; Note and Warrant Purchase Agreement dated June 3, 2003 between SCO and Next eStage; Security Agreement dated June 3, 2003 among SCO, Next eStage and the other parties thereto; and Interparty Agreement between SCO Group and Access Capital, Inc., a New York corporation (collectively, the "Vista and Next eStage Documents"). Wall hereby assumes all obligations of SCO under each of the Vista and Next eStage Documents.

2.   REPRESENTATIONS AND WARRANTIES OF WALL.

     In connection with the purchase of the Securities, Wall represents, warrants and agrees as follows:

     (a) Wall is an individual resident of the State of Washington and has all legal capacity and power necessary to purchase the Securities pursuant to the terms of this Purchase Agreement and perform his other obligations under this Purchase Agreement.

     (b) This Purchase Agreement has been duly executed and delivered by Wall and constitutes the legal, valid and binding obligation of Wall enforceable against Wall in accordance with its terms.

     (c) The execution, delivery and performance by Wall of this Purchase Agreement require no action by or in respect of, or filing with, any governmental body, agency or official.

     (d) The execution, delivery and performance by Wall of this Purchase Agreement do not (i) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or
(iii) require any consent or other action by, or any notice to, any person under, or constitute a default or create a penalty under, conflict with any agreement, contract, lease, license or other instrument, judgment or order binding upon or applicable to Wall.

     (e) There is no action, suit, investigation or proceeding pending against, or, to the knowledge of Wall, threatened against or affecting, Wall as of the date of this Purchase Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Purchase Agreement.

     (f) Wall is the sole record and beneficial owner of the SCO Shares, and has all right, title and interest in the SCO Shares, free and clear of any and all liens, pledges, encumbrances, security interests, charges, agreements, restrictions or claims of any kind whatsoever (each a "Lien"), and no Lien will arise as a result of the sale of the SCO Shares to the Company pursuant to this Purchase Agreement. There are no options, warrants, first refusal rights, purchase rights or other contracts, commitments or agreements outstanding that would permit any person to acquire any of the SCO Shares or any interest therein except pursuant to this Purchase Agreement, no voting trusts or agreements are in existence with respect to such SCO Shares, and no person other than Wall has or shares any voting rights with respect to any Shares. No person has asserted any claim or commenced or threatened any litigation concerning Wall's record or beneficial title to or any other interested in the SCO Shares.

     (g) Wall is acquiring and will hold the Securities for investment for his account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

     (h) Wall understands that the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Securities must be held indefinitely, unless they are subsequently registered under the Securities Act of 1933, as amended (the "Securities Act").

     (i) Wall is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. Wall acknowledges and understands that with respect to the Securities the conditions for resale set forth in Rule 144 have not been satisfied and that neither Vista nor Next eStage has no plans to satisfy these conditions in the foreseeable future.

     (j) Wall will not sell, transfer or otherwise dispose of the Securities in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Wall agrees that it will not dispose of the Securities unless and until it has complied with all requirements of this Purchase Agreement and any other agreement applicable to the disposition of the Securities.

     (k) Wall has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to purchase the Securities, and Wall has had an opportunity to ask questions and receive answers from SCO, Vista and Next eStage regarding the terms and conditions of the Securities.

     (l) With regard to Wall's decision to transfer the SCO Shares to SCO in consideration for the Securities, Wall is in possession of all reports and documents filed by SCO with the Securities and Exchange Commission and has reviewed such filings and such other information regarding SCO and its business and operations as Wall deems relevant to make an informed decision to transfer for the SCO Shares to SCO. Wall with his legal, tax and financial advisors ("Representatives") has investigated SCO and its business and Wall has negotiated the transaction contemplated herein and has independently determined to transfer the SCO Shares to SCO at the valuation and on the terms described herein. Wall alone or with the assistance of his Representatives has determined to transfer the SCO Shares in consideration for the Securities and believes such consideration is fair and reasonable. Wall alone or with the assistance of his Representatives is knowledgeable and experienced in financial and business matters and is capable of making an informed decision to transfer the SCO Shares to SCO. No representation is being or has been made by SCO or its advisors to Wall regarding the value of the SCO shares or the tax or other effects to Wall of the transactions contemplated herein. The transactions contemplated herein are not being effected through a broker or dealer or on or through any exchange. Wall has been given the opportunity to ask questions of, and receive answers from, the officers of SCO with respect to the financial performance and prospects of SCO, including without limitation the current and recent market price of SCO's common stock, and has had access to all additional information requested by him concerning the business, operations and financial condition, performance and prospects of SCO.

     (m) Wall is aware that his purchase of the Securities is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Wall is able, without impairing his financial condition, to hold the Securities for an indefinite period and to suffer a complete loss of his investment in the Securities. Wall understands that an investment in the Securities involves a high degree of risk. Wall is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

3.   REPRESENTATIONS AND WARRANTIES OF SCO.

     In connection with its sale of the Securities, SCO represents, warrants and agrees as follows:

     (a) SCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power necessary to sell the Securities pursuant to the terms of this Purchase Agreement and perform its other obligations under this Purchase Agreement.

     (b) The execution, delivery and performance by SCO of this Purchase Agreement have been duly authorized by all necessary corporate action on the part of SCO. This Purchase Agreement has been duly executed and delivered by SCO and constitutes the legal, valid and binding obligation of SCO enforceable against SCO in accordance with its terms.

     (c) The execution, delivery and performance by SCO of this Purchase Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Purchase Agreement may be filed with the Securities and Exchange Commission.

     (d) The execution, delivery and performance by SCO of this Purchase Agreement do not (i) violate the article of incorporation or bylaws of SCO, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or (iii) other than the consent of Vista and Next eStage, require any consent or other action by, or any notice to, any person under any agreement, contract, lease, license or other instrument binding upon or applicable to SCO, provided that this Purchase Agreement may be filed with the Securities and Exchange Commission.

     (e) There is no action, suit, investigation or proceeding pending against, or, to the knowledge of SCO, threatened against or affecting, SCO as of the date of this Purchase Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Purchase Agreement.

     (f) SCO is the sole record and beneficial owner of the Securities, and has all right, title and interest in Securities, free and clear of any and all Liens, and no Lien will arise as a result of the sale of the Securities to Wall pursuant to this Purchase Agreement. There are no options, warrants, purchase rights or other contracts or commitments outstanding that would permit any person to acquire any of the Securities or any interest therein except pursuant to this Purchase Agreement.
No person has asserted any claim or commenced or threatened any litigation concerning SCO's record title to or any other interest in the Securities.

4.   MISCELLANEOUS.

     (a) Wall agrees that with respect to any information pertaining to SCO that is provided to Wall in connection with this Purchase Agreement or otherwise (collectively, "Confidential Matters"), to treat as confidential all such information and Wall will not, and will not permit any of his Representatives to, disclose any Confidential Matters, provided that Wall or his Representative may disclose any such information: (i) after it has become generally available to the public or (ii) as to which SCO has previously consented in writing. Wall acknowledges that he is aware and will advise his Representatives who are informed as to the subject of this Purchase Agreement, that the United States securities laws prohibit any person who has material, non-public information concerning SCO from purchasing or selling securities of SCO or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Wall agrees that this Purchase Agreement constitutes a confidentiality agreement within the meaning of Rule 100(b)(2)(ii) of Regulation FD.

     (b) Each party represents to the other party that it has had no dealings with any broker or finder in connection with the transactions contemplated by this Purchase Agreement. Each party agrees to indemnify the other party and hold the other party harmless from and against any and all liability to which the other party may be subjected by reason of any broker's, finder's or similar fee with respect to the transactions contemplated by this Agreement.

     (c) Each party agrees to execute and deliver to the other party all documents or instruments necessary to effect the transaction contemplated herein.

     (d) This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts made and wholly performed in that jurisdiction.

     (e) This Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party to be bound thereby.

     (f) The headings of the sections of this Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Purchase Agreement.

     (g) This Purchase Agreement may be executed in several identical counterparts, each of which when executed by the parties hereto and delivered shall be an original, but all of which together shall constitute a single instrument. In making proof of this Purchase Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     (h) Each party acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Purchase Agreement. Any rule of constructions to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Purchase Agreement. The language in this Purchase Agreement shall be interpreted as to its fair meaning and not strictly for or against any party.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the parties have executed this Purchase Agreement effective as of the date first set forth above.





                                        THE SCO GROUP, INC.


                                        By: /s/ Robert Bench
                                            ---------------------------
                                        Name: Robert Bench
                                        Its:  CFO



                                        /s/ John Wall
                                        -------------------------------
                                        John Wall














                     [Signature Page to Purchase Agreement]

                                   EXHIBIT A

                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE

                                [See attached.]

                              STOCK TRANSFER POWER
                           SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED. The SCO Group, Inc. (the "SCO"), hereby sells, assigns and transfers to John Wall 3,312,737 shares of the Series C Convertible Preferred Stock of Community IQ.com d/b/a Vista.com, a Washington corporation (the "Company"), standing in SCO's name on the books of the Company and
represented by Certificate No. [    ] and does hereby irrevocably constitute and
appoint the Company's Secretary to transfer such shares of Series C Convertible Preferred Stock on the books of the Company with full power of substitution in the premises.

     Dated effective as of September 24, 2003.


                                        THE SCO GROUP, INC.



                                        By:
                                           ---------------------------
                                        Name:
                                        Its:

                                   EXHIBIT B

                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE

                                 [See attached.]

                              STOCK TRANSFER POWER
                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, John Wall hereby sells, assigns and transfers to The SCO Group, Inc. 100,000 shares of common stock of The SCO Group, Inc., a Delaware corporation (the "Company"), standing in Wall's name on the books of the Company and represented by Certificate No. 1396 and does hereby irrevocably constitute and appoint the Company's Secretary to transfer such shares of common stock on the books of the Company with full power of substitution in the premises.

     Dated effective as of September 24, 2003.





                                        /s/ John R. Wall
                                        ---------------------------------
                                        John R. Wall

                          TECHNOLOGY LICENSE AGREEMENT

     This TECHNOLOGY LICENSE AGREEMENT (this "Agreement") is entered into as of September 24, 2003 (the "Effective Date") between THE SCO GROUP, INC., a Delaware corporation ("Licensee"), and COMMUNITY IQ.COM. INC. D/B/A VISTA.COM, a Washington corporation ("Licensor")

     1. CERTAIN DEFINITIONS.

          1.1 "License" shall have the meaning set forth in Section 2.1 of this Agreement.

          1.2 "Licensed Technology" shall mean the technology and processes set forth on Exhibit A to this Agreement, together with all discoveries, inventions, improvements, ideas, designs, technology, information, techniques, formulae, methods, processes (including business processes), process parameters, machines, instruments, devices, apparatus, or compositions of matter, works of authorship, copyright protected items, and all written, graphic, or recorded information reflecting, comprising, or incorporating any of the foregoing that have been developed by or on behalf of and are owned by Licensor as of the Effective Date.

          1.3 "Licensee Claims" shall have the meaning set forth in Section 8 of this Agreement.

          1.4 "Licensee Improvements" shall mean any and all improvements, modifications and enhancements of the Licensed Technology developed, conceived or reduced to practice by Licensee as of the Effective Date.

          1.5 "Licensor Claims" shall have the meaning set forth in Section 7.2 of this Agreement.

          1.6 "Product" shall mean any product, software, process, method, apparatus, part or component thereof the creation, manufacture, development, marketing, use, sale, offer for sale, distribution or other commercial exploitation of which would, but for the License (or any waive or release contained in this Agreement), constitute an infringement of Licensor's Proprietary Rights.

          1.7 "Proprietary Rights" shall mean patent rights, copyrights, trade secret rights, and all other intellectual property and proprietary rights anywhere in the world.

     2. License Grant.

          2.1 Licensed Technology. Licensor hereby grants to Licensee (and its current and future parents, subsidiaries, affiliates or successors) a nonexclusive, worldwide, royalty-free, fully paid-up, sublicensable, transferable, assignable and irrevocable license (the "License") to use, develop, reproduce, create derivative works, modify and otherwise fully exploit the Licensed Technology by any means and in any medium now known or later developed and to make, create, develop, use, sell, distribute, market, manufacture or otherwise fully exploit any and all Products, provided, that the Licensee will not market Licensed Technology as a stand-alone product.

     3. Ownership. As between the parties, except as expressly licensed herein, Licensor shall retain and exclusively own all title rights and interest in and to the Licensed Technology, Licensor Improvements and all Proprietary Rights therein. As between the parties, Licensee shall retain and exclusively own all title rights and interest in and to the Licensee Improvements and all Proprietary Rights therein.

     4. Consideration. In consideration of the License granted Licensee hereunder, upon execution of this Agreement by both parties. Licensor shall be deemed to have paid $250,000 of its outstanding debt to Licensee, evidenced by prepaid royalties and/or fees.

     5. Confidentiality. Licensee agrees that the Licensed Technology and all information relating thereto and all other proprietary information disclosed by Licensor to Licensee under this Agreement are the confidential property of Licensor ("Licensor Proprietary Information"). Licensor agrees that the Licensee Improvements, the Products made, developed, used, distributed, created, manufactured or sold by or on behalf of the Licensee, including, but not limited to, the processes, software, methods, apparatuses, or parts or components thereof that comprise such Products (collectively, the "Licensee Products"), and all information relating to Licensee's business, including, but not limited to, names and expertise of employees and consultants, know-how, and other technical, business, financial, customer and product development plans, forecasts, strategies and information, and all other proprietary information disclosed by Licensee to Licensor under this Agreement, are the confidential property of Licensee ("Licensee Proprietary Information"). Except as permitted by this Agreement, Licensee shall hold in confidence and not use or disclose any Licensor Proprietary Information, and Licensor shall hold in confidence and not use or disclose any Licensee Proprietary Information. Licensee's and Licensor's respective nondisclosure obligations shall not apply to (i) information that Licensee or Licensor, as the case may be, can document as generally available to the public (other than through breach of this Agreement), (ii) information that was rightfully in the Licensee's or Licensor's, as applicable, possession or part of its general knowledge prior to disclosure by the other party, (iii) information that is disclosed to Licensee or Licensor, as applicable, without confidential or proprietary restriction by a third party who rightfully possesses the information (without confidential or proprietary restriction) and who did not learn of it directly from Licensee or Licensor, or (iv) information that is developed by Licensee or Licensor, as applicable, without use of or reference to the other parties proprietary information.

     6. Waiver of Past Infringement; Covenant Not to Bring Claims. Licensor hereby releases, acquits and forever discharges the Licensee (including all officers, employees, directors, stockholders, representatives and agents thereof) (collectively, the "Licensee Releases") from any and all claims or liability for infringement of the Licensed Technology and any Licensee Improvements, whether such claim or liability arose prior to, on, or after the Effective Date of this Agreement. Licensor further agrees and covenants not to bring any claim against the Licensee Releases for any infringement of the Licensed Technology and any

Licensor Improvements whether such infringement occurred prior to, on or after the Effective Date of this Agreement.

         7. Cooperation; Representation and Warranty. Licensor and Licensee agree to work cooperatively regarding issues concerning patents and Proprietary Rights and similar matters and to exercise reasonable business judgment in carrying out the objects of this Agreement to avoid exposing either party to liability under patent or similar laws in any country. Each party represents and warrants that it is not aware of infringement or potential infringement issues that have not been communicated to the other in writing before execution of this Agreement Licensor's Representation, Warranty and Indemnification Obligations.

                  7.1  Licensor represents and warrants to Licensee as follows:

                           (a) Licensor owns and has all right and title to the
Licensed Technology or otherwise has the necessary rights and authority to grant the License and perform its obligations under this Agreement.

                           (b) The Licensed Technology does not infringe any
United States patent or any copyright, trade secret or other intellectual property or proprietary right of any third party.

                           (c) The execution, delivery and performance by
Licensor of the Agreement and participation in performance under this Agreement by employees, subcontractors and other representatives of Licensor, does not and will not: (i) violate any provision of law, statue, judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or other governmental or regulatory authority applicable to Licensor or any such employee, subcontractor and representative; or (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement or other legal obligation to which Licensor or any such employee, subcontractor and representative is party or subject, which violation, breach or default adversely impacts the performance of Licensor's obligations under this Agreement or adversely impacts the Licensee Group.

                  7.2 Licensor agrees to indemnify, hold harmless and defend Licensee from and against any and all claims, suits, losses, damage, costs, fees, and expenses ("Licensor Claims") resulting from or arising out of any breach of this Agreement and the warranties set forth herein, provided that Licensee (i) provides Licensor with prompt notice of any Licensor Claims or potential Licensor Claims of which Licensee learns, and (ii) provides Licensor, at Licensor's expense, with all reasonable assistance requested by Licensor in connection with the defense of any such Licensor Claims. Licensee shall, at its option, have the right to participate in the defense of any Licensor Claims, with counsel of Licensee's choosing, at Licensee's expense.

         8. Licensee's Indemnification Obligations. Licensee agrees to indemnify, hold harmless and defend Licensor from and against any and all claims, suits, losses, damage, costs, fees, and expenses ("Licensee Claims") resulting from or arising out of any manufacture, use, sale, or exploitation of the Licensed Technology under this Agreement, other than Licensor Claims for which Licensor shall indemnify Licensee, provided that Licensor (i) provides Licensee with prompt notice of any Licensee Claims or potential Licensee Claims of which

Licensor learns, (ii) provides Licensee, at Licensee's expense, with all reasonable assistance requested by Licensee in connection with the defense of any such Licensee Claims, and (iii) gives Licensee the sole control over the defense of such Licensee Claims. Notwithstanding anything to the contrary set forth in this Section 8, Licensor shall have the right to participate in the defense of any Claims, with counsel of Licensor's choosing, at Licensor's expense.

     9. Incidental and Consequential Damages. NEITHER PARTY WILL BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT EXCEPT A BREACH OF SECTION 5 OR THE FULFILLMENT OF SUCH PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 7.2 OR 8 OF THIS AGREEMENT.

     10. Relationship of the Parties. Both parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed as to constitute Licensor and Licensee as partners, joint ventures or agents with respect to this Agreement. Neither party shall have any express or implied right or authority to assume or create any obligations on behalf of, or in the name of the other party, or bind the other party to any contract, agreement or undertaking with any third party.

     11. Assignment. The rights and obligations of Licensor under this Agreement may not be assigned or transferred without the consent of Licensee except that, in the event of a Change in Control, such rights and obligations may be assigned or transferred upon compliance with the provisions of
Section 12 below.

     12. Change in Control of Licensor. In the event of a Change in Control, Licensor shall require the acquirer to agree, in writing, to abide by the provisions of this Agreement and perform all obligations as if such acquirer were "Licensor" hereunder and be deemed to have provided the same representations and warranties of Licensor contained herein. "Change in Control" shall mean (i) an acquisition of the Licensor by another entity by means of any transaction or series of related transactions (including, without limitation, any acquisition of stock, reorganization, merger or consolidation), or (ii) a sale of all or substantially all of the assets of the Licensor, or
(iii) the sale of all or substantially all of the Licensed Technology and/or the Licensor Improvements.

     13 Miscellaneous.

          13.1 Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively or prospectively) only with the written consent of the parties.

          13.2 Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the state of Utah and the United States without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be in the state of Utah and U.S. federal courts having within their jurisdiction the location of Licensee's principal place of business. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by Utah state law or federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorney's fees.

         13.3 Headings. Heading and captions are for convenience only and are not to be used in the interpretation of this Agreement.

         13.4 Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient (and on the next business day if sent after normal business hours); (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days' advance written notice to the other parties hereto.

         13.5 Entire Agreement. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom.

         13.6 Force Majeure. Neither party hereto shall be responsible for any failure to perform its obligations under this Agreement (other than obligations to pay money or obligations under Section 5) if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes which are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than [two (2)] months, the parties hereto shall consult with each other to determine whether this Agreement should be modified. The party facing an event of force majeure shall use its best endeavors in order to remedy that situation as well as to minimize its effects.

         13.7 Severability. If any provision of this Agreement is held illegal, invalid or unenforceable by a court of competent jurisdiction, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.



                                        THE SCO GROUP, INC.

                                        By: /s/ ROBERT BENSON
                                           ---------------------------
                                        Name: ROBERT BENSON
                                             -------------------------
                                        Title: CFO
                                              ------------------------
                                        Address:
                                                ----------------------

                                                ----------------------
                                        Fax No:
                                               -----------------------

                                               -----------------------

                                        with a copy to:

                                        Dorsey & Whitney LLP
                                        Attn: Nolan Taylor, Esq.
                                        170 South Main Street, Suite 900
                                        Salt Lake City, UT 84101
                                        Fax: No.: (801) 933-7373


                                        COMMUNITY IQ.COM. INC.
                                        D/B/A VISTA.COM

                                        By: /s/ JOHN R. WALL
                                           ---------------------------
                                        Name: JOHN R. WALL
                                             -------------------------
                                        Title: CEO
                                              ------------------------
                                        Address:
                                                ----------------------

                                                ----------------------
                                        Fax No.:
                                                ----------------------

                                   EXHIBIT A

                              LICENSED TECHNOLOGY

API

store - xml and soap calls for maintaining the store users - xml and soap calls for updating or maintain the users database.


CUSTOMIZABLE SKIN

The technology involved in creating a custom skin, or a style for a site which has interchangeable logos, colors, fonts, etc.


USER REGISTRATION

The online registration of new users, and the Internationalization of this code.




















                                      A-1